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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                            ______________________


                                   FORM 8-K


                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                                 July 9, 1999
               Date of Report (Date of earliest event reported)



                               NOVA CORPORATION
            (Exact name of registrant as specified in its charter)



        GEORGIA                       1-14342                   58-2209575
------------------------         -----------------      ---------------------
(state of incorporation)            (Commission             (IRS Employer
                                    File Number)         Identification No.)


          ONE CONCOURSE PARKWAY
                SUITE 300
            ATLANTA, GEORGIA                                       30328
----------------------------------------                         ----------
(Address of principal executive offices)                         (Zip Code)


                                (770) 396-1456
              (Registrant's telephone number including area code)

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                                 Page 1 of 63
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Item 5. Other Events.


        On June 8, 1999, the Board of Directors of NOVA Corporation, ("the Company") authorized and declared a dividend distribution of one Common Stock Purchase Right (a "Right") for each outstanding share of Common Stock of the Company (as hereinafter defined) to stockholders of record at the close of business on June 8, 1999 (the "Record Date"). The description and terms of the Rights are set forth in a Rights Agreement, dated as of July 9, 1999 (the "Rights Agreement") between the Company and First Union National Bank, as Rights Agent (the "Rights Agent").

        The summary description of the Rights set out below does not purport to be complete, and is qualified in its entirety by reference to the Rights Agreement, as the same may be amended from time to time, which is incorporated herein by reference.

        The Rights will be distributed upon the earlier to occur of (i) 10 days following a public announcement that a person or a group of affiliated or associated persons has acquired beneficial ownership of 10% or more of the outstanding shares of Common Stock of the Company (an "Acquiring Person") or
(ii) 10 days following the commencement of a tender offer or an exchange offer that would result in a person or group beneficially owning 10% or more of such outstanding shares of Common Stock (the earliest of (i) and (ii) being herein referred to as the "Distribution Date"). In certain circumstances identified in the Rights Agreement, the Distribution Date may be deferred by a majority of the Board of Directors. Certain inadvertent acquisitions will not result in a person becoming an Acquiring Person if the person promptly divests itself of sufficient Common Stock.

        Initially, the Rights will be evidenced by the certificates for the Common Stock registered in the names of the holders of the Common Stock and not by separate certificates, and will be transferable only in connection with the transfer of the underlying shares of Common Stock (including a transfer to the Company). The Rights Agreement provides that, until the Distribution Date (or earlier redemption or expiration of the Rights) (i) the Rights will be evidenced by and transferred with and only with the Common Stock, (ii) new Common Stock certificates will contain a notation incorporating the Rights Agreement by reference, and (iii) the transfer of any certificates for shares of Common Stock will also constitute the transfer of the Rights associated with the shares of Common Stock represented by such certificate. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights ("Rights Certificates") will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date, and thereafter such separate Rights Certificates alone will evidence the Rights. Rights shall be issued in respect of all shares of Common Stock which are issued after the Record Date but prior to the earlier of the Distribution Date or July 9, 2009 (the "Expiration Date").

        The Rights are not exercisable until the Distribution Date. The rights will expire on July 9, 2009, unless the Rights are earlier redeemed or exchanged by the Company, in each case as described below.

        Pursuant to the Rights Agreement, each Right will entitle the registered holder thereof to purchase from the Company a number of shares equal to ten shares of Common Stock, par value $.0l per share (the "Common Stock"), multiplied by a fraction, the numerator of which is the number of shares of Common Stock outstanding on the Stock Acquisition Date, and the denominator of which is the number

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of Rights outstanding on the Stock Acquisition Date that are not beneficially owned by any Acquiring Person. The price for the exercise of each Right shall be equal to the product of (x) 20% of the then Current Market Price (as defined in the Rights Agreement) of the Common Stock on the Stock Acquisition Date (as defined in the Rights Agreement), multiplied by (y) the number of shares of Common Stock to be received upon exercise (the "Purchase Price"). Notwithstanding any of the foregoing, following the occurrence of any of the events set forth in this paragraph, all Rights that are, or (under certain circumstances specified in the Rights Agreement) were, beneficially owned by any Acquiring Person will be null and void. However, Rights are not exercisable following the occurrence of the events set forth above until such time as the Rights are no longer redeemable by the Company as set forth below.

      In the event that, at any time following the Stock Acquisition Date (i) the Company is acquired in a merger or other business combination in which the Company is not the surviving corporation, or (ii) all or part of its shares are acquired in a share exchange or the Company engages in a merger or consolidation in which all or part of its outstanding shares of Common Stock are changed into or exchanged for stock, other securities or assets of any other person, or (iii) 50% or more of the Company's assets or earning power is sold or transferred, each holder of a Right (except Rights which are beneficially owned by an Acquiring Person, which become void) shall thereafter have the right to receive, upon exercise at the then current Purchase Price, a number of shares of common stock of the acquiring company equal to the product of ten times the result obtained by dividing the current market price of the Company's Common Stock by the current market price of the common stock of the acquiring company (or its parent), multiplied by a fraction, the numerator of which is the number of shares of Common Stock outstanding on the Stock Acquisition Date, and the denominator of which is the number of Rights outstanding on the Stock Acquisition Date that are not beneficially owned by the Acquiring Person. The purchase price will be calculated on the same basis as if the Right holder were exercising a Right to purchase Common Stock of the Company at that time.

      With certain exceptions (described in the Rights Agreement), no adjustment in the Purchase Price will be required until cumulative adjustments amount to at least 1% of the Purchase Price. No fractional Rights will be issued, and, in lieu thereof, an adjustment in cash will be made based on the market price of the Rights on the last trading date prior to the date of adjustment or date of exercise.

      The Company may redeem the Rights in whole, but not in part, at a price of $.0l per Right, at any time before any Person becomes an Acquiring Person. Immediately upon the action of the Board of Directors ordering redemption of the Rights, the Rights will terminate and the only right of the holders of Rights will be to receive the $.0l redemption price.

      Until a Right is exercised, the Rights holder, as such, will have no rights as a stockholder of the Company, including without limitation, the right to vote or to receive dividends.

      The provisions of the Rights Agreement may be amended by the Board of Directors for so long as the Rights are redeemable. After such date, the provisions of the Rights Agreement may be amended by the Board in order to cure any ambiguity, to make changes which do not adversely affect the interests of holders of Rights, or to shorten or lengthen any time period under the Rights Agreement; provided, however, that no amendment to adjust the time period governing redemption shall be made at such time as the Rights are not redeemable.

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     See the following press release, dated July 9, 1999, announcing the adoption of the shareholder rights plan.

Item 7.   Exhibits

     The following exhibits are filed with this report. The Registrant will furnish any exhibit upon request to NOVA Corporation, One Concourse Parkway, Suite 300, Atlanta, Georgia 30328. There is a charge of $.50 per page to cover expenses for copying and mailing.

2.1 Rights Agreement, dated as of July 9, 1999, between the Company and First Union National Bank, filed herewith.

99.1  Press release, dated July 9, 1999, filed herewith.



                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated: July 12, 1999
                                        NOVA CORPORATION

                                        /s/ Cherie M. Fuzzell
                                        -------------------------------------
                                        Cherie M. Fuzzell
                                        Senior Vice President, General Counsel
                                        and Secretary

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                               INDEX TO EXHIBITS

     The following exhibits are filed with this report. The Registrant will furnish any exhibit upon request to NOVA Corporation, One Concourse Parkway, Suite 300, Atlanta, Georgia 30328. There is a charge of $.50 per page to cover expenses for copying and mailing.

Exhibits                                                                                 Page No.
--------                                                                                 --------
  2.1        Rights Agreement, dated as of July 9, 1999 between the Company and               6
             First Union National Bank, filed herewith..............................

 99.1        Press Release, dated July 9, 1999, filed herewith......................         62

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